THE MARSICO INVESTMENT FUND
Marsico International Opportunities Fund
Marsico Global Fund

Supplement dated August 21, 2014
to the Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2014

Effective August 22, 2014, Thomas F. Marsico, previously co-manager of the Marsico Global Fund, will assume sole portfolio manager responsibility for the Marsico Global Fund.  Effective on the same date, Munish Malhotra, CFA, previously co-manager of the Marsico International Opportunities Fund, will assume sole portfolio manager responsibility for the Marsico International Opportunities Fund.  On and after that date, James G. Gendelman will no longer serve as co-manager of either Fund.

The Prospectus and SAI are hereby amended, effective August 22, 2014, to state that Mr. Marsico is the sole manager of the Marsico Global Fund, that Mr. Malhotra is the sole manager of the Marsico International Opportunities Fund, and to remove all references to Mr. Gendelman.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE